EXHIBT 21.  Subsidiaries of the Registrant.


The Registrant had no parent at December 31, 1996.

As of December 31, 1996, the Registrant owned 100% of the voting securities of the following domestic and foreign subsidiaries included in the consolidated financial statements:

                                                      State of
   Subsidiary                                         Incorporation
   ----------                                         -------------


Directly owned subsidiaries of the Company. All shares are Common Stock unless otherwise noted.

   American City Corporation, The                     Maryland
   Baltimore Center, Inc.                             Maryland
   Beachwood Property Holdings, Inc.                  Maryland
   Charlottetown, Inc.                                Maryland
   Charlottetown North, Inc.                          Maryland
   Community Research and Development, Inc.           Maryland
   Cuyahoga Land Company, Inc.                        Maryland
   Exton Acquisition, Inc.                            Pennsylvania
   Exton Shopping, Inc.                               Maryland
   Exton Square, Inc.                                 Pennsylvania
   Four Owings Mills Corporate Center, Inc.           Maryland
   Gallery Maintenance, Inc. (Note 1)                 Maryland
   Gallery II Trustee, Inc.                           Maryland
   Harbor Overlook Investments, Inc.                  Maryland
   Harborplace, Inc. (Note 2)                         Maryland
   Harborplace Management Corporation                 Maryland
   Harundale Mall, Inc.                               Maryland
   Hermes Incorporated                                Maryland
   Howard Research And Development
     Corporation, The (Note 3)                        Maryland
   The Hughes Corporation (Note 4)                    Delaware
   Huntington Properties, Inc. (Note 5)               Maryland
   It's Showtime of Maryland, Inc.                    Maryland
   Kalimba Marketplace, Inc.                          Maryland
   Louisville Shopping Center, Inc.                   Kentucky
   Mondawmin Corporation                              Maryland
   O. M. Guaranty, Inc.                               Maryland
   O. M. Land Development, Inc.                       Maryland
   O. M. Mall Corporation                             Maryland
   O. M. Management Company, Inc.                     Maryland
   One Owings Mills Corporate Center, Inc.            Maryland

   Owings Mills Finance Corporation                   Maryland
   Plymouth Meeting Food Court, Inc.                  Maryland
   Plymouth Meeting Mall, Inc. (Note 6)               Pennsylvania
   PT Funding, Inc.                                   Maryland
   Rouse-Brandywood, Inc.                             Maryland
   Rouse-Camden Warehouse, Inc.                       Maryland
   Rouse Capital (Note 7)                             Delaware
   Rouse-Columbus, Inc.                               Maryland
   Rouse-Commerce, Inc.                               Maryland
   Rouse Company at Owings Mills, The                 Maryland
   Rouse Company Financial Services, Inc., The        Maryland
   Rouse Company of Alabama, Inc., The                Alabama
   Rouse Company of Alaska, Inc., The                 Maryland
   Rouse Company of Arkansas, Inc., The               Maryland
   Rouse Company of California, Inc., The (Note 8)    Maryland
   Rouse Company of Colorado, Inc., The (Note 9)      Maryland
   Rouse Company of Connecticut, Inc., The (Note 10)  Connecticut
   Rouse Company of Florida, Inc., The (Note 11)      Florida
   Rouse Company of Georgia, Inc., The (Note 12)      Georgia
   Rouse Company of Idaho, Inc., The                  Maryland
   Rouse Company of Illinois, Inc., The               Maryland
   Rouse Company of Iowa, Inc., The (Note 13)         Maryland
   Rouse Company of Kentucky, Inc., The               Maryland
   Rouse Company of Louisiana, The  (Note 14)         Maryland
   Rouse Company of Maine, Inc., The                  Maryland
   Rouse Company of Massachusetts, Inc., The
     (Note 15)                                        Maryland
   Rouse Company of Michigan, Inc., The (Note 16)     Maryland
   Rouse Company of Minnesota, Inc., The (Note 17)    Maryland
   Rouse Company of Mississippi, Inc., The            Maryland
   Rouse Company of Montana, Inc., The                Maryland
   Rouse Company of Nevada, Inc., The (Note 18)       Nevada
   Rouse Company of New Hampshire, Inc., The          Maryland
   Rouse Company of New Jersey, Inc., The (Note 19)   New Jersey
   Rouse Company of New Mexico, Inc., The             Maryland
   Rouse Company of New York, Inc., The (Note 20)     New York
   Rouse Company of North Carolina, Inc., The
     (Note 21)                                        Maryland
   Rouse Company of North Dakota, Inc., The           Maryland
   Rouse Company of Ohio, Inc., The (Note 22)         Ohio
   Rouse Company of Oklahoma, Inc., The               Maryland
   Rouse Company of Oregon, Inc., The (Note 23)       Maryland
   Rouse Company of Pennsylvania, Inc., The (Note 24) Pennsylvania

   Rouse Company of Rhode Island, Inc., The           Maryland
   Rouse Company of South Carolina, Inc., The
      (Note 25)                                       Maryland
   Rouse Company of South Dakota, Inc., The           Maryland
   Rouse Company of Tennessee, Inc., The              Maryland
   Rouse Company of Texas, Inc., The (Note 26)        Texas
   Rouse Company of the District of Columbia, The     Maryland
   Rouse Company of Utah, Inc., The                   Maryland
   Rouse Company of Vermont, Inc., The                Maryland
   Rouse Company of Virginia, Inc., The (Note 27) Maryland Rouse Company of Washington, Inc., The (Note 28) Maryland
   Rouse Company of West Virginia, Inc., The          Maryland
   Rouse Company of Wisconsin, Inc., The              Maryland
   Rouse Company of Wyoming, Inc., The                Maryland
   Rouse-Consulting, Inc.                             Maryland
   Rouse Credit Corporation                           Maryland
   Rouse Development Company of California, Inc.,
      The                                             Maryland
   Rouse Event Marketing, Inc.                        Maryland
   Rouse-Fairwood Development Corporation             Maryland
   Rouse Fashion Show Management, Inc.                Maryland
   Rouse Gallery II Management, Inc.                  Maryland
   Rouse-Hagerstown, Inc.                             Maryland
   Rouse-Harford County, Inc.                         Maryland
   Rouse Holding Company, The                         Maryland
   Rouse Holding Company of Arizona, Inc., The
     (Note 29)                                        Maryland
   Rouse-Inglewood, Inc.                              Maryland
   Rouse Investing Company (Note 30)                  Maryland
   Rouse Management, Inc.                             Maryland
   Rouse Management Services Corporation              Maryland
   Rouse Management Services Corporation of
     Arkansas, Inc.                                   Maryland
   Rouse Management Services Corporation
     of Louisiana, Inc.                               Maryland
   Rouse Metro Plaza, Inc.                            Maryland
   Rouse-Metro Shopping Center, Inc.                  Maryland
   Rouse-Milwaukee, Inc.                              Maryland
   Rouse-Milwaukee Garage
     Maintenance, Inc.                                Maryland
   Rouse Missouri Holding Company
     (Note 31)                                        Maryland
   Rouse-Oakwood Shopping Center, Inc.                Maryland
   Rouse-Oakwood Two, Inc.                            Maryland
   Rouse Office Management, Inc.                      Maryland
   Rouse Office Management of Pennsylvania, Inc.      Maryland
   Rouse-Owings Mills, Inc.                           Maryland

   Rouse Owings Mills Management Corporation          Maryland
   Rouse Philadelphia, Inc.                           Maryland
   Rouse Philadelphia Three, Inc.                     Maryland
   Rouse-Phoenix Cinema, Inc.                         Maryland
   Rouse-Randhurst Shopping Center, Inc.              Maryland
   Rouse-Santa Monica, Inc.                           Delaware
   Rouse Service Company, The                         Maryland
   Rouse SI Shopping Center, Inc.                     Maryland
   Rouse Tristate Venture, Inc.                       Texas
   Rouse Venture Capital, Inc.                        Maryland
   Rouse-Wates, Incorporated (Note 32)                Delaware
   RREF Holding, Inc. (Note 33)                       Texas
   Salem Mall, Incorporated                           Maryland
   Santa Monica Place, Inc.                           Maryland
   Saratoga Equipment Corporation, The                Maryland
   Six Owings Mills Corporate Center, Inc.            Maryland
   SMPL Management, Inc.                              Maryland
   Three Owings Mills Corporate Center, Inc.          Maryland
   TRC Central, Inc.                                  Maryland
   TRCD, Inc. (Note 34)                               Delaware
   TRC Holding Company of Washington, D.C. (Note 35)  Maryland
   TRC Property Management, Inc.                      Maryland
   Two Owings Mills Corporate Center, Inc.            Maryland
   White Marsh Equities Corporation                   Maryland


Foreign subsidiaries:

   Rouse Service (Canada) Limited                     Canada

Notes:

1. Gallery Maintenance, Inc. owns all of the outstanding capital stock of Rouse Gallery Management, Inc., a Maryland corporation.

2. Harborplace, Inc. owns all of the outstanding Series A Preferred Stock of RFT One, Inc., a Delaware corporation.

3. The Howard Research And Development Corporation owns all of the outstanding capital stock of the following Maryland corporations:

   Columbia Crossing, Inc.
   Columbia Development Corporation, The
   Columbia Gateway, Inc.
   Columbia Management, Inc.
   Columbia Town Homes Investor, Inc.

   Dorsey's Search Village Center, Inc.
   ExecuCentre, Inc., The
   Fifty Columbia Corporate Center, Inc.
   Forty Columbia Corporate Center, Inc.
   Gateway Retail Center, Inc.
   GEAPE II, Inc.
   Hickory Ridge Village Center, Inc.
   Hickory Heights Investor, Inc.
   HRD Parking, Inc.
   King's Contrivance Village Center, Inc.
   Lakefront North Parking, Inc.
   Oakland Ridge Commercial, Inc.
   Oakland Ridge Industrial Development Corporation
   Pointer's Run Buildings Group, Inc.
   Rouse-River Hill Village Center, Inc.

   The Columbia Development Corporation owns all of the outstanding capital stock of each of the following Maryland corporations:

   Dobbin Road Commercial, Inc.
   Guilford Industrial Center, Inc.
   Rouse Hotel Management, Inc.
   GEAPE II, Inc. owns all of the outstanding capital stock of GEAPE III, Inc., a Maryland corporation.

4. The Hughes Corporation owns all of the outstanding capital stock of The Howard Hughes Corporation, a Delaware corporation, and Howard Hughes Realty, Inc., a Nevada corporation. The Howard Hughes Corporation owns all of the outstanding capital of the following corporations:

   HHC LP Corp., a Delaware corporation
   HHP-California Corporation, a Nevada corporation
   HHP Merger Corporation, a Delaware corporation
   H-Tex, Incorporated, a Texas corporation
   Summa Corporation, a Delaware corporation
   Summerlin Corporation, a Delaware corporation

5. Huntington Properties, Inc. owns all of the outstanding capital stock of Huntington Realty Interests, Ltd., a Maryland corporation. Huntington Realty Interests, Ltd. owns all of the outstanding capital stock of the following Maryland corporations:

   HRIL, Inc.
   Huntington Capital Investors, Ltd.
   Regency-Huntington, Inc.

6. Plymouth Meeting Mall, Inc. owns all of the outstanding common stock of 1150 Plymouth Associates, Inc., a Maryland corporation, and all of the outstanding Series A Preferred Stock of RFT Five, Inc., a Delaware corporation.

7. Rouse Capital is a statutory business trust formed under Delaware law. All of the Common Securities of Rouse Capital are owned by the Company. The Preferred Securities of Rouse Capital were sold in a public registered offering in 1995.

8. The Rouse Company of California, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

   Rouse-Canyon Springs, Inc.
   Rouse-Irvine, Inc.
   Rouse-Oakland, Inc.
   Rouse-Palm Springs II, Inc.
   Rouse-Sacramento, Inc.

9. The Rouse Company of Colorado, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

   Rouse Management Services Corporation of Colorado, Inc.
   Rouse-Tabor Center, Inc.

10. The Rouse Company of Connecticut, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

    Rouse Chapel Square, Inc.
    Rouse Chapel Square Finance, Inc.
    Rouse New Haven Parking Management, Inc.
    Rouse New Haven Shopping Center, Inc

11. The Rouse Company of Florida, Inc. owns all of the outstanding common stock of each of the following corporations:

    Bayside Entertainment Company, a Maryland corporation
    Governor's Square, Inc., a Florida corporation
    Howard Retail Investment Corporation, a Maryland corporation
    New River Center, Inc., a Florida corporation
    Rouse-Bayside, Inc., a Maryland corporation
    Rouse-Coral Gables, Inc., a Maryland corporation
    Rouse-Fort Myers, Inc., a Maryland corporation
    Rouse-Jacksonville, Inc., a Maryland corporation
    Rouse Kendall Management Corporation, a Maryland corporation
    Rouse-Marina, Inc., a Maryland corporation
    Rouse-Miami, Inc., a Maryland corporation
    Rouse Office Management of Florida, Inc., a Maryland corporation

Rouse-Orlando, Inc., a Maryland corporation
Rouse Retail Management - Bayside, Inc., a Maryland corporation
Rouse-Sunrise, Inc., a Maryland corporation
Rouse-Tampa, Inc., a Florida corporation
Rouse-West Dade, Inc., a Maryland corporation
Rouse-Tampa, Inc. owns all of the outstanding Series A Preferred Stock of RFT
    Four, Inc., a Delaware corporation.

12. The Rouse Company of Georgia, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

Augusta Mall, Inc.
Outlet Square of Atlanta, Inc.
Perimeter Center, Inc.
Perimeter Mall, Inc.
Perimeter Mall Management Corporation
Rouse-Atlanta, Inc.
Rouse Columbus Square, Inc.
Rouse Columbus Square Management Corporation
Rouse South DeKalb, Inc.
South DeKalb Mall Management Corporation

13. The Rouse Company of Iowa, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

Rouse Management Services Corporation of Iowa, Inc.
Rouse Management Services Corporation Two of Iowa, Inc.

14. The Rouse Company of Louisiana owns all of the outstanding capital stock of each of the following Maryland corporations:

Riverwalk Operating Company, Inc.
Rouse-New Orleans, Inc.

15. The Rouse Company of Massachusetts, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

Eastfield Mall, Incorporated
Faneuil Hall Marketplace, Inc.
Marketplace Grasshopper, Inc.

16. The Rouse Company of Michigan, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

Rouse Southland, Inc.
Rouse Southland Management Corporation
Southland Security, Inc.
Southland Shopping Center, Inc.

17. The Rouse Company of Minnesota, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

Ridgedale Shopping Center, Inc.
Rouse-Maple Grove, Inc.
Rouse Ridgedale, Inc.
Rouse Ridgedale Management Corporation

18. The Rouse Company of Nevada, Inc. owns all of the outstanding capital stock of each of the following entities:

Cherry Hill Center, Inc., a Maryland corporation
Columbia Mall, Inc., a Maryland corporation
Echelon Holding Company, Inc., a Delaware corporation
Echelon Mall, Inc., a Maryland corporation
Harborplace, Inc., a Maryland corporation
One Willow Corporation, a Delaware corporation
Paramus Equities, Inc., a Texas corporation
Paramus Park, Inc., a Maryland corporation
Rouse Fashion Show, Inc., a Nevada corporation
Two Willow Corporation, a Delaware corporation
The Village of Cross Keys, Incorporated, a Maryland corporation
White Marsh Mall, Inc., a Maryland corporation
Woodbridge Center, Inc., a Maryland corporation

Columbia Mall, Inc. owns all of the outstanding capital stock of Seventy Columbia Corporate Center, Inc., a Maryland corporation.

Paramus Park, Inc. owns all of the outstanding Series A Preferred Stock of RFT Two, Inc., a Delaware corporation.

The Village of Cross Keys, Incorporated owns all of the outstanding capital stock of The Roost, Inc., a Maryland corporation.

19.The Rouse Company of New Jersey, Inc. owns all of the outstanding Series A Preferred Stock of Rouse Woodbridge Funding, Inc., a Delaware corporation, and all of the outstanding common stock of each of the following Maryland corporations:

Echelon Urban Center, Inc.
Paramus Equities II, Inc.
Paramus Mall Management Company, Inc.
Rouse-Atlantic Gateway, Inc.
Rouse-Burlington, Inc.
Rouse-Echelon, Inc.
The Willowbrook Corporation
Willmall Holdings, Inc.
Willowbrook Management Corporation

20. The Rouse Company of New York, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

DM Shopping Center, Inc.
Rouse-Seaport Retail Venture, Inc.
Rouse SI Shopping Management, Inc.
Seaport Marketplace, Inc.
Seaport Marketplace Theatre, Inc.
Seaport Theatre Management Corporation

21. The Rouse Company of North Carolina, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

Rouse-Charlotte, Inc.
Rouse-Durham, Inc.
Rouse Office Management of North Carolina, Inc.

22. The Rouse Company of Ohio, Inc. owns all of the outstanding common stock of each of the following corporations:

Beachwood Place, Inc., a Maryland corporation
Cuyahoga Development Corporation, a Maryland corporation
Franklin Park Mall, Inc., a Maryland corporation
Franklin Park Mall Management Corporation, a Maryland corporation
Plaza Holding Corporation, an Ohio corporation

Beachwood Place, Inc. owns all of the outstanding Series A Preferred Stock of RFT Three, Inc. a Delaware corporation.

Franklin Park Mall, Inc. owns all of the outstanding Series A Preferred Stock of Rouse Funding Two, Inc. a Delaware corporation.

23. The Rouse Company of Oregon, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

Rouse Office Management of Oregon, Inc.
Rouse-Portland, Inc.
Rouse Salem Centre, Inc.
Rouse Salem Centre Management Corporation

24. The Rouse Company of Pennsylvania, Inc. owns all of the outstanding capital stock of Whiteland I, Inc. and Whiteland II, Inc., both Maryland corporations.

25. The Rouse Company of South Carolina, Inc. owns all of the outstanding capital stock of Rouse-Spartanburg, Inc., a Maryland corporation.

26. The Rouse Company of Texas, Inc. owns all of the outstanding capital stock of each of the following corporations:

Almeda Mall, Inc., a Maryland corporation
AM Management Corporation, a Texas corporation
AU Management Corporation, a Texas corporation
Austin Mall, Inc., a Maryland corporation
Collin Creek, Inc., a Maryland corporation
Collin Creek Mall Management Company, Inc., a Maryland corporation

DK Management Corporation, a Texas corporation
DK Shopping Center, Inc., a Texas corporation
Greengate Mall, Inc., a Pennsylvania corporation
NC Shopping Center, Inc., a Maryland corporation
North Star Mall, Inc., a Texas corporation
Northwest Mall, Inc., a Maryland corporation
NS Management Corporation, a Texas corporation
NW Management Corporation, a Texas corporation
Rouse-Air Cargo, Inc., a Maryland corporation
Rouse-Air Cargo (DFW), Inc., a Maryland corporation Rouse-Almeda, Inc., a Maryland corporation
Rouse-Carillon Management Company, Inc., a Maryland corporation Rouse-Carillon Shopping Center, Inc., a Maryland corporation Rouse Central Park Shopping Center, Inc., a Maryland corporation Rouse Fort Worth, Inc., a Maryland corporation
Rouse Holding Company of Texas, Inc., a Texas corporation
Rouse Management Services Corporation of Texas, Inc., a Maryland
 corporation
Rouse-Northwest, Inc., a Maryland corporation
Rouse-Southlake, Inc., a Maryland corporation
Rouse-Tarrant, Inc., a Maryland corporation
SDK Mall, Inc., a Texas corporation
South DeKalb Mall, Inc., a Texas corporation

27. The Rouse Company of Virginia, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

Rouse Airport Retail, Inc.
Rouse-Military Circle, Inc.
Rouse-Richmond, Inc.
Rouse-Military Circle, Inc. owns all of the outstanding capital stock of Rouse Hotel Management of Virginia, Inc., a Maryland corporation.

28. The Rouse Company of Washington, Inc. owns all of the outstanding capital stock of Rouse-Seattle, Inc., a Maryland corporation.

29. The Rouse Holding Company of Arizona, Inc. owns all of the outstanding capital stock of each of the following Maryland corporations:

Rouse-Arizona Center, Inc.
Rouse Office Management of Arizona, Inc.
Rouse-Phoenix Development Corporation
Rouse-Phoenix Parking, Inc.
Rouse-Phoenix Parking Two, Inc.
Rouse-Phoenix Two Corporate Center, Inc.

30. Rouse Investing Company owns all of the outstanding capital stock of each of the following corporations:

Deerfield Homes, Inc., a Florida corporation
306 Corporation, a Texas corporation
Wilmington Homes, Inc., a North Carolina corporation

Wilmington Homes, Inc. owns all of the outstanding capital stock of Echo Farms Golf and Country Club, Inc., a North Carolina corporation.

31. Rouse Missouri Holding Company owns all of the outstanding capital stock of each of the following Maryland corporations:

The Rouse Company of Missouri, Inc.
Rouse Missouri Management Corporation
St. Louis Union Station Beergarten, Inc.

The Rouse Company of Missouri, Inc. owns all of the outstanding capital stock of The Rouse Company of St. Louis, Inc., a Maryland Corporation.

32. Rouse-Wates, Incorporated owns all of the outstanding capital stock of each of the following corporations:

Norbury Construction Company, a Delaware corporation
Owen Brown B Development Company, a Maryland corporation

33. RREF Holding, Inc. owns all of the outstanding capital stock of RII Holding, Inc. a Texas corporation.

Norbury Construction Company, a Delaware corporation
Owen Brown B Development Company, a Maryland corporation

34. TRCD, Inc. owns all of the outstanding common stock of the following Delaware corporations:

Austin Mall Corporation
Collin Creek Property, Inc.
The Franklin Park Corporation
Mall St. Matthews Corporation
North Star Mall Corporation
One Franklin Park Corporation
One Gallery Corporation
RFT One, Inc.
RFT Two, Inc.
RFT Three, Inc.
RFT Four, Inc.

RFT Five, Inc.
Rouse Funding Corporation
Rouse Funding Three, Inc.
Rouse Funding Two, Inc.
Rouse-MTN, Inc.
Rouse Woodbridge Funding, Inc.
TRCDE, Inc.
TRCDE Two, Inc.
TRCDF, Inc.
Two Franklin Park Corporation
Two Gallery Corporation
Willowbrook Mall, Inc.

The Franklin Park Corporation owns 50% of the outstanding capital stock of Franklin Park Finance, Inc., a Delaware corporation. Rodamco U.S.A., Inc. owns the remaining 50%.

One Gallery Corporation and Two Gallery Corporation each own 50% of the outstanding shares of Philadelphia Gallery II, a Pennsylvania business trust.

Willowbrook Mall, Inc. owns 37.5% of the outstanding capital stock of Willowbrook Finance Corporation, a Delaware corporation. Rodamco U.S.A., Inc. owns the remaining 62.5%.

35.TRC Holding Company of Washington, D.C. owns all of the outstanding capital stock of Rouse-National Press Management, Inc., a Maryland corporation.